Exhibit 99.1
EDITORIAL CONTACT:

Amy Flores
+1 408 345 8194
amy_flores@agilent.com

INVESTOR CONTACT:

Alicia Rodriguez
+1 408 345 8948
alicia_rodriguez@agilent.com

Agilent Technologies to Separate into Two Industry-Leading Public Companies

Electronic Measurement Business to be Distributed to Shareholders Through a Tax-Free Spinoff

Increases Strategic Flexibility of Both Standalone Businesses

•	Two publicly traded companies will offer shareholders distinct opportunities with unique investment identities
•	$3.9 billion(1) Agilent life sciences, diagnostics, applied markets company
•	$2.9 billion(1) electronic measurement company, to be named later
•	Transaction leverages strategic and operational advancements and improvements of both businesses
•	Allows management to focus exclusively on the customers of their respective companies

SANTA CLARA, Calif., Sept. 19, 2013 – Agilent Technologies Inc. (NYSE: A) today announced plans to separate into two publicly traded companies: one in life sciences, diagnostics and applied markets (LDA) that will retain the Agilent name, and the other that will be comprised of Agilent’s current portfolio of  electronic measurement (EM) products. The separation is expected to occur through a tax-free pro rata spinoff of the EM company to Agilent shareholders.

“Agilent has evolved into two distinct investment and business opportunities, and we are creating two separate and strategically focused enterprises to allow each to maximize its growth and success,” said William (Bill) Sullivan, Agilent president and CEO.

“Agilent’s history is one of reinvention, starting with our own separation from HP and including four major spinoffs since 2005. We are once again making a bold move, as we have done many times in the past, to ensure a future of sustainable growth for both the LDA and EM companies,” he said. “We are focused on making this transition seamless for our customers.”

Benefits

Agilent believes that the separation will result in material benefits to the standalone companies:

•	Greater management focus on the distinct businesses of LDA and EM
•	Ability for the LDA company to devote resources to the higher-growth LDA business, while reducing exposure to the more cyclical EM industry
•	Ability for the EM company to devote resources to its own growth that were previously used to capitalize LDA
•	Two independent and unique investment profiles
•	Both companies will be well capitalized, having strong balance sheets and investment-grade profiles with target debt-to-EBITDA ratios below 2.0x

The New Agilent

The new Agilent will be a global leader in life sciences, diagnostics and applied markets, with an attractive recurring revenue base, balanced geographic revenue profile, growth opportunities in emerging markets, molecular diagnostics and clinical markets, and significant margin-expansion opportunities. FY13 estimated revenues are $3.9 billion. It is expected that the new Agilent will continue to pay a dividend at least at the present yield.

Bill Sullivan is president and CEO of Agilent, and Didier Hirsch continues as CFO.

EM Company

The new EM company will be the world’s premier electronic measurement company, with a leading position in major markets including communications; aerospace and defense; and industrial, computers and semiconductors. FY13 estimated revenues are $2.9 billion. The EM company initially is not expected to pay a dividend.

Ron Nersesian, who has been Agilent’s president and chief operating officer, is executive vice president of Agilent and president and CEO-designate of the new EM company, effective immediately. Neil Dougherty, who has been Agilent’s vice president and treasurer, is vice president of Agilent and CFO-designate of the new EM company.

“The board and I believe Ron is the right leader for the new company,” said Sullivan. “He has an excellent track record of running this business, and he has the vision and expertise to position the new company for accelerated growth and success.”

Transaction Details

The Agilent board of directors granted initial approval to pursue the separation plan at its meeting on Sept. 18.

Under the plan, Agilent shareholders will receive a pro rata distribution of shares in the new EM company via a tax-free spinoff. Although there is no assurance that the separation will be completed within this timeframe, the transaction is targeted to be completed by the end of calendar 2014, subject to the satisfaction of closing conditions, including, among others, obtaining final approval from the Agilent board of directors, satisfactory completion of financing, receipt of tax opinions,  receipt of  favorable rulings from the Internal Revenue Service, the effectiveness of a Form 10 filing with the Securities and Exchange Commission, and satisfying foreign regulatory requirements.

The spinoff is not anticipated to impact Agilent’s guidance for fiscal year 2013. The company is expected to incur one-time charges related to the transaction during the periods preceding the separation, to be quantified at a later date.

For More Information

Agilent will host a conference call today at 5:30 a.m. (Pacific Time). This event will be webcast live in listen-only mode. Listeners may access the webcast and accompanying slides at www.investor.agilent.com. The webcast will remain available on the website for 90 days.

A telephone replay of the conference call will be available at 7:30 a.m. (Pacific) today through Sept. 26, 2013. The replay number is +1 888 286-8010; international callers may dial +1 (617) 801-6888. The passcode is 63085954.

For more details, see the fact sheets for Agilent and the new EM company.

About Agilent Technologies

Agilent Technologies Inc. (NYSE: A) is the world’s premier measurement company and a technology leader in chemical analysis, life sciences, diagnostics, electronics and communications. The company’s 20,500 employees serve customers in more than 100 countries. Agilent had revenues of $6.9 billion in fiscal 2012. Information about Agilent is available at www.agilent.com.

Forward-Looking Statements

This news release contains forward-looking statements (including, without limitation, information and future guidance on the company’s goals, priorities, the planned separation of our Electronic Measurement Group, revenues, demand, growth opportunities, customer service and innovation plans, new product introductions, financial condition, earnings, the company’s ability to pay dividends, ability to access capital markets, the continued strengths and expected growth of the markets the company sells into, operations, operating earnings, and tax rates) that involve risks and uncertainties that could cause results of Agilent to differ materially from management’s current expectations. The words “anticipate,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “forecast,” “project,” and similar expressions, as they relate to the company, are intended to identify forward-looking statements.

In addition, other risks that the company faces in running its operations include the ability to execute successfully through business cycles; the ability to successfully adapt its cost structures to continuing changes in business conditions; ongoing competitive, pricing and gross margin pressures; the risk that our cost-cutting initiatives will impair our ability to develop products and remain competitive and to operate effectively; the impact of geopolitical uncertainties on our markets and our ability to conduct business; the ability to improve asset performance to adapt to changes in demand; the ability to successfully introduce new products at the right time, price and mix, and other risks detailed in the company's filings with the Securities and Exchange Commission, including our quarterly report on Form 10-Q for the quarter ended July 31, 2013. Agilent undertakes no responsibility to publicly update or revise any forward-looking statement.

(1) FY13 numbers are estimates based on company guidance provided on Aug. 14, 2013. They are not a confirmation of guidance.

# # #

NOTE TO EDITORS: Further technology, corporate citizenship and executive news is available on the Agilent news site at www.agilent.com/go/news.

The New Agilent Technologies A global leader in Life Sciences, Diagnostics and Applied Markets At a Glance: FY13 Revenues1: U.S. $3.9 billion President and CEO: William P. (Bill) Sullivan Headquarters: Santa Clara, Calif. Number of Employees: 11,500 NYSE: A Market Profile: Market size2: $41 billion Long-term market growth2: 4-6% CAGR Key Platforms: Liquid and gas chromatography Mass spectrometry Spectroscopy Nuclear magnetic resonance Genomics and diagnostics Consumables, services and software Growth Drivers: Food and water quality Rising energy demands Healthy and aging population Emerging economies Financial Stats: Operating margin: 18% of revenue ROIC: 11% FY13 numbers are estimates based on the midpoint of company guidance provided 8/14/13. They are not a confirmation of guidance. Market size and growth per company estimates Percentage of LDA revenue based on Q4’12-Q3’13 Revenue Mix3 by End Market Revenue Mix3 by Geography Americas Europe Asia Pacific Revenue Mix3 by Type
The New Agilent Technologies A global leader in Life Sciences, Diagnostics and Applied Markets At a Glance: FY13 Revenues1: U.S. $3.9 billion President and CEO: William P. (Bill) Sullivan Headquarters: Santa Clara, Calif. Number of Employees: 11,500 NYSE: A Market Profile: Market size2: $41 billion Long-term market growth2: 4-6% CAGR Key Platforms: Liquid and gas chromatography Mass spectrometry Spectroscopy Nuclear magnetic resonance Genomics and diagnostics Consumables, services and software Growth Drivers: Food and water quality Rising energy demands Healthy and aging population Emerging economies Financial Stats: Operating margin: 18% of revenue ROIC: 11% FY13 numbers are estimates based on the midpoint of company guidance provided 8/14/13. They are not a confirmation of guidance. Market size and growth per company estimates 3. Percentage of LDA revenue based on Q4’12-Q3’13 Revenue Mix3 by End Market Revenue Mix3 by Geography Americas Europe Asia Pacific Revenue Mix3 by Type

The *New* Agilent Technologies

- Long-term market growth[2]: 4-6% CAGR

Chemical & Energy 24%
Pharma & Biotech 26%
Food 11%
Academia & Government 12%
Environmental & Forensics 16%
Diagnostics & Clinical 11%

Revenue Mix[3] by End Market

34%
32%
34%

Non-Recurring 59%
Recurring 41%

At a Glance:
FY13 Revenues1: U.S. $3.9 billion
President and CEO: William P. (Bill)
 Sullivan
Headquarters: Santa Clara, Calif.
Number of Employees: 11,500
NYSE: A
Market Profile:
• Market size2: $41 billion
Key Platforms:
• Liquid and gas chromatography
• Mass spectrometry
• Spectroscopy
• Nuclear magnetic resonance
• Genomics and diagnostics
• Consumables, services and software
Growth Drivers:
• Food and water quality
• Rising energy demands
• Healthy and aging population
• Emerging economies
Financial Stats:
• Operating margin: 18% of revenue
• ROIC: 11%
1. FY13 numbers are estimates based on the midpoint of
 company guidance provided 8/14/13. They are not a
 confirmation of guidance.
2. Market size and growth per company estimates
3. Percentage of LDA revenue based on Q4’12-Q3’13
Revenue Mix3 by Geography
Americas
Europe
Asia Pacific
Revenue Mix3 by Type

FY13 Revenues[1]: U.S. $2.9 billion
President-and-CEO-designate:
Ron Nersesian
Headquarters: Santa Rosa, Calif.
Number of Employees: 9,500
Stock Listing: TBD

- Market size[2]: $13 billion
- Long-term market growth: 3-4% CAGR

- Signal sources and signal analyzers

- Wireless communications
- Increasingly sophisticated electronics

- Operating margin: 19% of revenue

Aerospace & Defense 23%
Industrial, Computer & Semiconductor 43%
Communications 34%

Revenue Mix[3] by End Market

Americas
37%
Europe
17%
46%
Asia Pacific

Revenue Mix[3] by Geography

The New Electronic Measurement Co.
The market leader in Communications, Aerospace/Defense
and Industrial/Computers/Semiconductors
At a Glance:
Market Profile:
Key Platforms:
• Network analyzers
• One-box testers
• Oscilloscopes
• Modular and handheld
• Services and software
Growth Drivers:
• Mobility
• Emerging economies
Financial Stats:
• ROIC: 31%
1. FY13 numbers are estimates based on the midpoint of
 company guidance provided 8/14/13. They are not a
 confirmation of guidance.
2. Market size and growth per company estimates
3. Percentage of EM revenue based on Q4’12-Q3’13